UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2006

                         PERKINS & MARIE CALLENDERS INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                     DELAWARE                             333-131004                     62-1254388
  (STATE OR OTHER JURISDICTION OF INCORPORATION)   (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)

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                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

            On December 5, 2006, Perkins & Marie Callender's Inc. (the "Company"), (1) as the sole shareholder of The Restaurant Company of Minnesota ("TRCM"), approved a proposal to amend the Certificate of Incorporation of TRCM in order to change the name of TRCM to Perkins & Marie Callender's of Minnesota Inc. and (2) as the sole member of TRC Realty LLC ("Realty"), approved a proposal to amend the Certificate of Formation of Realty to change the name of Realty to Perkins & Marie Callender's Realty LLC. On December 5, 2006, the Company filed a Certificate of Amendment of the Certificate of Incorporation of TRCM and a Certificate of Amendment of the Certificate of Formation of Realty (collectively, the "Amendments") with the Delaware Secretary of State to effect such name changes. Copies of the Amendments are attached hereto as Exhibit 3.1 and Exhibit 3.2 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
3.1 Certificate of Amendment of Certificate of Incorporation of The Restaurant Company of Minnesota dated December 5, 2006.

3.2 Certificate of Amendment of Certificate of Formation of TRC Realty LLC dated December 5, 2006.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERKINS & MARIE CALLENDERS INC.
                                          (Registrant)
Date:        December 6, 2006             By: /s/ Joseph F. Trungale
                                              ----------------------------------
                                              Joseph F. Trungale
                                              President and Chief Executive
                                              Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
--------    --------------------------------------------------------------------

3.1 Certificate of Amendment of Certificate of Incorporation of The Restaurant Company of Minnesota dated December 5, 2006.

3.2 Certificate of Amendment of Certificate of Formation of TRC Realty LLC dated December 5, 2006.